                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      ----------

                                       FORM 8-K/A

                                    AMENDMENT NO. 1


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)    NOVEMBER 21, 1996
                                                    ----------------------


                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                     --------------------------------------------
                (Exact name of registrant as specified in its charter)

        MARYLAND                     1-13232                  84-1259577
------------------------------   -------------------  -------------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)


1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
----------------------------------------------------   -------------------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (303) 757-8101
                                                  ------------------------

The undersigned registrant hereby amends the following items of its Current Report on Form 8-K, dated November 21, 1996, as set forth below:


Item 5.   OTHER EVENTS.

     On November 21, 1996, Apartment Investment and Management Company (the "Company") agreed to sell 1,100,000 shares of its Class A Common Stock, par value $.01 per share ("Common Stock"), to Raymond James & Associates, Inc. (the "Underwriter"), at a price of $23.428 per share. The Underwriter intends to offer the shares to the public at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Company will use the $25,770,800 of proceeds from the sale of the shares to pay expenses of the offering and to repay indebtedness outstanding under the Company's credit facility with Bank of America National Trust and Savings Association. The Company has also granted the Underwriter an option to purchase up to 165,000 additional shares of Common Stock at a price of $23.428 per share, solely to cover over-allotments, if any.


     The Pro Forma Financial Information included in this Report gives effect to the sale of such shares, the application of the net proceeds thereof and certain other transactions, as more fully described elsewhere in this Report. These other transactions include, among others: (i) the Company's November 1996 acquisition of the general partners of 31 limited partnerships (the "English Partnerships"), real estate and related assets from J.W. English and related entities (the "English Acquisition"); (ii) the Company's November 1996 acquisition of limited partnership interests pursuant to offers (the "English Tender Offers") made to the limited partners of 25 of the English Partnerships; (iii) the Company's November 1996 incurrence of $12,500,000 of indebtedness pursuant to an unsecured line of credit that bears interest at a rate of 7.328% per annum, the proceeds of which were used to pay for limited partnership interests acquired pursuant to the English Tender Offers; (iv) the Company's acquisition, in a series of related transactions completed on December 2, 1996, of general partnership interests in 21 limited partnerships that own 12 multifamily apartment properties, and loans made by the general partners and their affiliates to such limited partnerships (the "December Acquisitions"); and (v) the Company's incurrence of approximately $54.9 million of indebtedness to finance the December Acquisitions, which indebtedness is secured by mortgages on certain of the properties and by certain of the acquired general partnership interests and loans.

     In November 1996, five limited partners in certain of the English Partnerships sued the Company, alleging that, in connection with the English Acquisition, the Company conspired with J.W. English to breach his fiduciary duties to the plaintiffs, and that the offering materials used by the Company in connection with the English Tender Offers contained misleading statements or omissions. The plaintiffs made an application for a temporary restraining order with respect to the English Tender Offers, which was denied. The Company intends to vigorously defend itself in connection with this action.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired

         1. Historical Summaries of Gross Income and Direct Operating Expenses of Somerset Village Apartments for the years ended December 31, 1995 and 1994, and for the period from June 10, 1993 through December 31, 1993 and for the five months ended May 31, 1996 (unaudited), together with the Report of Independent Auditors

         2. Combined Historical Summary of Gross Income and Direct Operating Expenses of Sycamore Creek Apartments and Tustin Woods Apartments for the year ended December 31, 1995 and for the three months ended March 31, 1996 (unaudited), together with the Report of Independent Auditors

    (b)  Pro Forma Financial Information

         1. Apartment Investment and Management Company Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996

         2. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996

         3. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1995

         4. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995

    (c)  Exhibits

         The following exhibits are filed with this report:

Exhibit
Number        Description
-------        -----------

23.1          Consent of Ernst & Young LLP

                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date: December 9, 1996                 By: /s/ LEEANN MOREIN
                                           ------------------------------------

                                           Leeann Morein
                                           Senior Vice President, Chief
                                           Financial Officer and Secretary

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Apartment Investment and Management Company

    We have audited the accompanying Historical Summaries of Gross Income and Direct Operating Expenses of Somerset Village Apartments (the Property) for the years ended December 31, 1995 and 1994, and for the period from June 10, 1993 through December 31, 1993. These Historical Summaries are the responsibility of the Property's management. Our responsibility is to express an opinion on these Historical Summaries based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, dated November 21, 1996, of Apartment Investment and Management Company, as described in Note 1 and are not intended to be a complete presentation of the income and expenses of the Property.

    In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gross income and direct operating expenses as described in Note 1 of Somerset Village Apartments for the years ended December 31, 1995 and 1994, and for the period from June 10, 1993 through December 31, 1993, in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

Dallas, Texas
April 2, 1996

                          SOMERSET VILLAGE APARTMENTS

       HISTORICAL SUMMARIES OF GROSS INCOME AND DIRECT OPERATING EXPENSES

                                                                                                   PERIOD FROM
                                                        PERIOD FROM                                  JUNE 10,
                                                         JANUARY 1,     YEAR ENDED    YEAR ENDED   1993 THROUGH
                                                        1996 THROUGH   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                        MAY 31, 1996       1995          1994          1993
                                                       --------------  ------------  ------------  ------------
                                                        (UNAUDITED)
GROSS INCOME
Rental...............................................   $  1,275,595    $2,918,902    $2,742,152    $  903,193
Other................................................         97,329       264,897       239,702        70,912
                                                       --------------  ------------  ------------  ------------
  Total gross income.................................      1,372,924     3,183,799     2,981,854       974,105
DIRECT OPERATING EXPENSES
Repairs and maintenance..............................         30,236       101,501        57,206        55,308
Utilities and other property operating...............        249,146       655,292       608,657       198,854
Advertising..........................................         13,451        39,941        39,085         9,568
General and administrative...........................         12,757        31,038        24,981         6,601
Real estate taxes....................................         65,654       174,080       242,671        52,281
Management fees......................................         55,452       128,937       121,400        34,703
                                                       --------------  ------------  ------------  ------------
  Total direct operating expenses....................        426,696     1,130,789     1,094,000       357,315
                                                       --------------  ------------  ------------  ------------
Excess of gross income over direct operating
 expenses............................................   $    946,228    $2,053,010    $1,887,854    $  616,790
                                                       --------------  ------------  ------------  ------------
                                                       --------------  ------------  ------------  ------------

                          SOMERSET VILLAGE APARTMENTS
               NOTES TO HISTORICAL SUMMARIES OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

1.  ORGANIZATION AND BASIS OF PRESENTATION

    The accompanying Historical Summaries of Gross Income and Direct Operating Expenses include the accounts of Somerset Village Apartments (the Property), a 486-unit multifamily residential community located in Salt Lake City, Utah. Apartment Investment and Management Company (the Company) acquired the Property on May 31, 1996 from Somerset Utah L.P., an affiliated entity.

    The accompanying Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, dated November 21, 1996, of the Company. The Historical Summaries are not intended to be a complete presentation of income and expenses of the Property for the years ended December 31, 1995 and 1994, and the period from June 10, 1993 through December 31, 1993, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

    The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summaries for the years ended December 31, 1995 and 1994, and the period from June 10, 1993 through December 31, 1993. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Historical Summary for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

    Rental income is recorded when due from residents. Leases generally have terms of no more than one year.

CAPITALIZATION POLICY

    Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

3.  TRANSACTIONS WITH AFFILIATES

    Property Asset Management of the Southwest L.L.C., an affiliate of the Company, has managed the Property for a fee equal to 4% of gross property revenue.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Apartment Investment and Management Company

    We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses of Sycamore Creek Apartments and Tustin Woods Apartments (the Properties) for the year ended December 31, 1995. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audits provide a reasonable basis for our opinion.

    The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, dated November 21, 1996, of Apartment Investment and Management Company, as described in Note 1 and are not intended to be a complete presentation of the income and expenses of the Properties.

    In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note 1 of Sycamore Creek Apartments and Tustin Woods Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                  /s/ ERNST & YOUNG LLP

Dallas, Texas
November 19, 1996

             SYCAMORE CREEK APARTMENTS AND TUSTIN WOODS APARTMENTS
                 COMBINED HISTORICAL SUMMARIES OF GROSS INCOME
                         AND DIRECT OPERATING EXPENSES




                                                                                      THREE MONTHS     YEAR ENDED
                                                                                          ENDED       DECEMBER 31,
                                                                                      MARCH 31, 1996      1995
                                                                                      --------------  ------------
                                                                                       (UNAUDITED)
GROSS INCOME
Rental..............................................................................   $   653,078    $2,583,674
Other...............................................................................        32,106       132,313
                                                                                      -------------  ------------
  Total gross income................................................................       685,184     2,715,987
DIRECT OPERATING EXPENSES
Repairs and maintenance.............................................................        88,067       327,445
Utilities and other property operating..............................................       101,627       435,940
Advertising.........................................................................         2,583        13,441
General and administrative..........................................................        22,714        91,166
Real estate taxes...................................................................        17,924        71,695
Management fees.....................................................................        25,454       101,465
                                                                                      -------------  ------------
  Total direct operating expenses...................................................       258,369     1,041,152
                                                                                      -------------  ------------
Excess of gross income over direct operating expenses...............................   $   426,815    $1,674,835
                                                                                      -------------  ------------
                                                                                      -------------  ------------

             SYCAMORE CREEK APARTMENTS AND TUSTIN WOODS APARTMENTS
           NOTES TO COMBINED HISTORICAL SUMMARIES OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

1.  ORGANIZATION AND BASIS OF PRESENTATION

    The accompanying Combined Historical Summaries of Gross Income and Direct Operating Expenses include the accounts of Sycamore Creek Apartments and Tustin Woods Apartments (the Properties), multifamily residential communities located in Tustin, California, containing 232 and 104 units, respectively. Apartment Investment and Management Company (the Company) acquired the Properties on April 22, 1996 from Thoner-Pankey Joint Venture (the Joint Venture).

    The accompanying Combined Historical Summaries have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, dated November 21, 1996, of the Company. The Combined Historical Summaries are not intended to be a complete presentation of income and expenses of the Properties for the year ended December 31, 1995, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

    The accompanying interim unaudited Combined Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Combined Historical Summary for the year ended December 31, 1995. In the opinion of management of the Properties, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Combined Historical Summary for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

    Rental income is recorded when due from residents. Leases generally have terms of no more than one year.

CAPITALIZATION POLICY

    Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

3.  TRANSACTIONS WITH AFFILIATES

    Birmingham Realty Services, Inc., an affiliate of the Joint Venture, managed the Properties for a fee equal to 4% of gross rental receipts, as defined.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                        PRO FORMA FINANCIAL INFORMATION

    The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 is based on the unaudited historical financial data of Apartment Investment and Management Company (the "Company") and has been prepared as if each of the following transactions had occurred as of September 30, 1996: (i) the sale of 1,100,000 shares of the Company's Class A Common Stock at $23.428 per share and the application of the net proceeds thereof to repay indebtedness under the Company's Credit Facility (the
"Credit Facility") with Bank of America National Trust and Savings
Association (the "Offering"); and (ii) the acquisition of the general partners of 31 limited partnerships (the "English Partnerships"), real estate and related assets from J.W. English and related entities; limited partnership interests acquired pursuant to offers made to the limited partners of 25 of the English Partnerships; and general partnership interests and loans relating to 21 limited partnerships which own 12 multifamily apartment properties (collectively, the "Partnership Interests"), and the incurrence of indebtedness to finance such acquisitions.

    The unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996 is based on the unaudited historical financial data of the Company and has been prepared as if each of the following transactions had occurred on January 1, 1996: (i) the completion of the Offering; (ii) the acquisition of the Partnership Interests and the incurrence of indebtedness to finance such acquisitions; (iii) the acquisition of 12 properties in 1995 and during the nine months ended September 30, 1996 (the "1995 and 1996 Acquisitions"), to the extent such acquisitions occurred during the nine months ended September 30, 1996, and the assumption of indebtedness in connection with such acquisitions; (iv) the disposition of the four properties sold in the third quarter of 1996 (the "Sold Properties"); (v) the repayment of certain indebtedness with borrowings under the Credit Facility and the issuance of units ("OP Units") of limited partnership interest in AIMCO Properties, L.P. (the "Operating Partnership"); and (vi) the purchase of a management company.

    The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 are based on the audited and unaudited, respectively, historical financial data of the Company and have been prepared as if each of the following transactions had occurred on January 1, 1995: (i) the completion of the Offering; (ii) the acquisition of the Partnership Interests and the incurrence of indebtedness to finance such acquisitions; (iii) the 1995 and 1996 Acquisitions and the assumption of indebtedness in connection with such acquisitions; (iv) the disposition of the Sold Properties; (v) the repayment of certain indebtedness with borrowings under the Credit Facility and the issuance of OP Units; (vi) the purchase of a management company; and (vii) the sale of 2,706,423 shares of Class A Common Stock at $19.125 per share (the "Second Public Offering").

    The unaudited pro forma Consolidated Statements of Operations are not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the transactions described above at the beginning of the periods indicated, nor do they purport to project the Company's financial position at any future date or its results of operations for any future period.


    In the opinion of management, the historical operating data for the nine months ended September 30, 1996 and 1995 include all adjustments (consisting only of recurring adjustments) necessary to present fairly the information set forth therein. The results for the nine months ended September 30, 1996 are not necessarily indicative of the results to be obtained for the year ended December 31, 1996. The following information should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Company's Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 1996, June 30, 1996, and September 30, 1996, and the historical summaries included in this Report.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)
                                  (UNAUDITED)

                                                                             ACTUAL     ADJUSTMENTS     PRO FORMA
                                                                           ----------  --------------  -----------
                                                      ASSETS

Real estate--net of accumulated depreciation of $78,820..................  $  500,889  $  206,431(A)    $ 707,320
Cash and cash equivalents................................................       1,115       9,717(B)       10,832
Restricted cash..........................................................       9,591       1,939(C)       11,530
Real estate held for sale................................................      --           6,359(D)        6,359
Accounts receivable......................................................       2,161         260(E)        2,421
Deferred financing costs.................................................       7,909       1,927(F)        9,836
Notes receivable from affiliates.........................................      --           6,152(G)        6,152
Note receivable..........................................................       2,893        --             2,893
Investment in other partnerships.........................................      --           8,919(H)        8,919
Other assets.............................................................       7,305       7,822(I)       15,127
                                                                           ----------  --------------  -----------
                                                                           $  531,863  $  249,526       $ 781,389
                                                                           ----------  --------------  -----------
                                                                           ----------  --------------  -----------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Secured long-term notes payable..........................................  $  176,635  $  152,674(J)    $ 329,309
Secured long-term tax-exempt bond financing..............................      75,837        --            75,837
Secured short-term financing.............................................      52,300      31,944(K)       84,244
Notes payable to affiliates..............................................      --           5,689(L)        5,689
Accounts payable, accrued and other liabilities..........................       8,908       7,547(M)       16,455
Resident security deposits and prepaid rents.............................       3,125       1,260(N)        4,385
                                                                           ----------  --------------  -----------
                                                                              316,805     199,114         515,919
                                                                           ----------  --------------  -----------
Commitments and contingencies

Minority interest in other partnerships..................................      --           8,350(O)        8,350
Minority interest in Operating Partnership...............................      42,760      16,792(P)       59,552
                                                                           ----------  --------------  -----------
                                                                               42,760      25,142          67,902

Stockholders' equity:

  Class A Common Stock ($.01 par value)..................................         118          11(Q)          129
  Class B Common Stock ($.01 par value)..................................           6        --                 6
  Additional paid-in capital.............................................     184,582      25,259(R)      209,841
  Accumulated deficit....................................................     (12,408)       --           (12,408)
                                                                           ----------  --------------  -----------
                                                                              172,298      25,270         197,568
                                                                           ----------  --------------  -----------
                                                                           $  531,863  $  249,526       $ 781,389
                                                                           ----------  --------------  -----------
                                                                           ----------  --------------  -----------

          The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                                OFFERING
                                                          ACTUAL   ADJUSTMENTS    ADJUSTED    ADJUSTMENTS    PRO FORMA
                                                         --------  ------------   ---------   ------------   ----------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues.....................  $ 70,392  $ 36,547(S)    $ 106,939      --           $106,939
Property operating expenses............................   (27,111)  (20,779)(S)     (47,890)     --            (47,890)
Owned property management expense......................    (1,999)   (1,573)(S)      (3,572)     --             (3,572)
                                                         --------  ------------   ---------   ------------   ----------
Income from property operations before depreciation....    41,282    14,195          55,477      --             55,477
Depreciation...........................................   (13,716)   (5,968)(S)     (19,684)     --            (19,684)
                                                         --------  ------------   ---------   ------------   ----------
Income from property operations........................    27,566     8,227          35,793      --             35,793
                                                         --------  ------------   ---------   ------------   ----------
SERVICE COMPANY BUSINESS...............................
Management fees and other income.......................     5,442     1,794(T)        7,236      --              7,236
Management and other expenses..........................    (3,449)   (1,184)(T)      (4,633)     --             (4,633)
Corporate overhead allocation..........................      (443)    --               (443)     --               (443)
Amortization of management company goodwill............      (344)     (113)(T)        (457)     --               (457)
Other assets depreciation and amortization.............      (154)     (335)(U)        (489)     --               (489)
                                                         --------  ------------   ---------   ------------   ----------
Income from service company business...................     1,052       162           1,214      --              1,214
Minority interests in service company business.........       (10)    --                (10)     --                (10)
                                                         --------  ------------   ---------   ------------   ----------
Company's share of income from service company
  business.............................................     1,042       162           1,204      --              1,204
                                                         --------  ------------   ---------   ------------   ----------
GENERAL AND ADMINISTRATIVE EXPENSES....................      (943)    --               (943)     --               (943)
INTEREST EXPENSE.......................................   (16,775)  (12,164)(V)     (28,939)     1,374(Z)      (27,565)
INTEREST INCOME........................................       242     --                242      --                242
                                                         --------  ------------   ---------   ------------   ----------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY AND
  MINORITY INTEREST IN OPERATING PARTNERSHIP...........    11,132    (3,775)          7,357      1,374           8,731
GAIN ON DISPOSITION OF PROPERTY........................        64       (64)(W)      --          --             --
                                                         --------  ------------   ---------   ------------   ----------
Income before minority interests.......................    11,196    (3,839)(X)       7,357      1,374           8,731
MINORITY INTEREST IN OTHER PARTNERSHIPS................     --        2,404(X)        2,404      --              2,404
                                                                   ------------   ---------   ------------   ----------
Income before minority interest in Operating
  Partnership..........................................    11,196    (1,435)          9,761      1,374          11,135
MINORITY INTEREST IN OPERATING PARTNERSHIP.............    (1,845)     (312)(Y)      (2,157)      (148)(AA)     (2,305)
                                                         --------  ------------   ---------   ------------   ----------
Net income.............................................  $  9,351  $ (1,747)      $   7,604    $ 1,226        $  8,830
                                                         --------  ------------   ---------   ------------   ----------
                                                         --------  ------------   ---------   ------------   ----------
Net income allocable to preferred stockholder..........  $  --                    $  --                       $ --
                                                         --------                 ---------                  ----------
                                                         --------                 ---------                  ----------
Net income allocable to common stockholders............  $  9,351                 $   7,604                   $  8,830
                                                         --------                 ---------                  ----------
                                                         --------                 ---------                  ----------
Weighted average common shares and common share
  equivalents outstanding..............................    12,127                    12,331                     13,431
                                                         --------                 ---------                  ----------
                                                         --------                 ---------                  ----------
Net income per common share and common share
  equivalent...........................................  $   0.77                 $    0.62                   $   0.66
                                                         --------                 ---------                  ----------
                                                         --------                 ---------                  ----------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                                   OFFERING
                                                           ACTUAL     ADJUSTMENTS     ADJUSTED    ADJUSTMENTS    PRO FORMA
                                                         ----------  --------------  ----------  -------------  -----------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues.....................  $   55,653  $   44,537(S)   $  100,190       --         $ 100,190
Property operating expenses............................     (22,609)    (24,462)(S)     (47,071)      --           (47,071)
Owned property management expense......................      (1,707)     (1,758)(S)      (3,465)      --            (3,465)
                                                         ----------  --------------  ----------     ------      -----------
Income from property operations before depreciation....      31,337      18,317          49,654       --            49,654
Depreciation...........................................     (11,067)     (8,227)(S)     (19,294)      --           (19,294)
                                                         ----------  --------------  ----------     ------      -----------
Income from property operations........................      20,270      10,090          30,360       --            30,360
                                                         ----------  --------------  ----------     ------      -----------
SERVICE COMPANY BUSINESS
Management fees and other income.......................       5,980       2,173(T)        8,153       --             8,153
Management and other expenses..........................      (3,518)     (1,621)(T)      (5,139)      --            (5,139)
Corporate overhead allocation..........................      --            --            --           --            --
Amortization of management company goodwill............        (307)       (121)(T)        (428)      --              (428)
Other assets depreciation and amortization.............        (114)       (335)(U)        (449)      --              (449)
                                                         ----------  --------------  ----------     ------      -----------
Income from service company business...................       2,041          96           2,137       --             2,137
Minority interests in service company business.........         (20)          0             (20)      --               (20)
                                                         ----------  --------------  ----------     ------      -----------
Company's share of income from service company
 business..............................................       2,021          96           2,117       --             2,117
                                                         ----------  --------------  ----------     ------      -----------
GENERAL AND ADMINISTRATIVE EXPENSES....................      (1,709)       --            (1,709)      --            (1,709)
INTEREST EXPENSE.......................................      (8,391)    (13,499)(V)     (21,890)     1,374(Z)      (20,516)
INTEREST INCOME........................................         497        --               497       --               497
                                                         ----------  --------------  ----------     ------      -----------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY AND
 MINORITY INTERESTS....................................      12,688      (3,313)          9,375      1,374          10,749
GAIN ON DISPOSITION OF PROPERTY........................      --            --            --           --            --
                                                         ----------  --------------  ----------     ------      -----------
Income before minority interests.......................      12,688      (3,313)          9,375      1,374          10,749
MINORITY INTEREST IN OTHER PARTNERSHIPS................      --           3,140(X)        3,140       --             3,140
                                                         ----------  --------------  ----------     ------      -----------
INCOME BEFORE MINORITY INTEREST IN OPERATING
 PARTNERSHIP...........................................      12,688        (173)         12,515      1,374          13,889
Minority interest in Operating Partnership.............      (1,228)     (1,513)(W)      (2,741)      (120)(AA)     (2,861)
                                                         ----------  --------------  ----------     ------      -----------
NET INCOME.............................................  $   11,460  $   (1,686)     $    9,774  $   1,254       $  11,028
                                                         ----------  --------------  ----------     ------      -----------
                                                         ----------  --------------  ----------     ------      -----------
Net income allocable to preferred stockholder..........  $    5,169                  $    5,169                  $   5,169
                                                         ----------                  ----------                 -----------
                                                         ----------                  ----------                 -----------
Net income allocable to common stockholders............  $    6,291                  $    4,605                  $   5,859
                                                         ----------                  ----------                 -----------
                                                         ----------                  ----------                 -----------
Weighted average common shares and common share
 equivalents outstanding...............................       9,622                      12,702                     13,802
                                                         ----------                  ----------                 -----------
                                                         ----------                  ----------                 -----------
Net income per common share and common share
 equivalent............................................  $     0.65                  $     0.36                  $    0.42
                                                         ----------                  ----------                 -----------
                                                         ----------                  ----------                 -----------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                      (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                           OFFERING
                                                   ACTUAL     ADJUSTMENTS     ADJUSTED    ADJUSTMENTS    PRO FORMA
                                                 ----------  --------------  ----------  -------------  -----------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues.............  $   74,947  $   59,931(S)   $  134,878  $    --         $ 134,878
Property operating expenses....................     (30,150)    (33,397)(S)     (63,547)      --           (63,547)
Owned property management expense..............      (2,276)     (2,492)(S)      (4,768)      --            (4,768)
                                                 ----------  --------------  ----------     ------      -----------
Income from property operations before
 depreciation..................................      42,521      24,042          66,563       --            66,563
Depreciation...................................     (15,038)    (11,030)(S)     (26,068)      --           (26,068)
                                                 ----------  --------------  ----------     ------      -----------
Income from property operations................      27,483      13,012          40,495       --            40,495
                                                 ----------  --------------  ----------     ------      -----------

SERVICE COMPANY BUSINESS
Management fees and other income...............       8,132       2,923(T)       11,055       --            11,055
Management and other expenses..................      (4,953)     (2,050)(T)      (7,003)      --            (7,003)
Corporate overhead allocation..................        (581)       --              (581)      --              (581)
Amortization of management company goodwill....        (428)       (161)(T)        (589)      --              (589)
Other assets depreciation and amortization.....        (168)       (446)(U)        (614)      --              (614)
                                                 ----------  --------------  ----------     ------      -----------
Income from service company business...........       2,002         266           2,268       --             2,268
Minority interests in service company
 business......................................         (29)       --               (29)      --               (29)
                                                 ----------  --------------  ----------     ------      -----------
Company's share of income from service company
 business......................................       1,973         266           2,239       --             2,239
                                                 ----------  --------------  ----------     ------      -----------

GENERAL AND ADMINISTRATIVE EXPENSES............      (1,804)       --            (1,804)      --            (1,804)

INTEREST EXPENSE...............................     (13,322)    (19,468)(V)     (32,790)     1,832(Z)      (30,958)

INTEREST INCOME................................         658        --               658       --               658
                                                 ----------  --------------  ----------     ------      -----------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY
 AND MINORITY INTERESTS........................      14,988      (6,190)          8,798      1,832          10,630
Gain on disposition of property................      --            --            --           --            --
                                                 ----------  --------------  ----------     ------      -----------
Income before minority interests...............      14,988      (6,190)          8,798      1,832          10,630
Minority interest in other partnerships........      --           4,274(X)        4,274       --             4,274
                                                 ----------  --------------  ----------     ------      -----------
INCOME BEFORE MINORITY INTEREST IN OPERATING
 PARTNERSHIP...................................      14,988      (1,916)         13,072      1,832          14,904
Minority interest in Operating Partnership.....      (1,613)     (1,276)(W)      (2,889)      (196)(AA)     (3,085)
                                                 ----------  --------------  ----------     ------      -----------

NET INCOME.....................................  $   13,375  $   (3,192)     $   10,183  $   1,636       $  11,819
                                                 ----------  --------------  ----------     ------      -----------
                                                 ----------  --------------  ----------     ------      -----------
Net income allocable to preferred
 stockholder...................................  $    5,169                  $    5,169                  $   5,169
                                                 ----------                  ----------                 -----------
                                                 ----------                  ----------                 -----------
Net income allocable to common
 stockholders..................................  $    8,206                  $    5,014                  $   6,650
                                                 ----------                  ----------                 -----------
                                                 ----------                  ----------                 -----------
Weighted average common shares and common share
 equivalents outstanding.......................       9,579                      12,573                     13,673
                                                 ----------                  ----------                 -----------
                                                 ----------                  ----------                 -----------
Net income per common share and common share
 equivalent....................................  $     0.86                  $     0.40                  $    0.49
                                                 ----------                  ----------                 -----------
                                                 ----------                  ----------                 -----------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

1.  METHOD OF ACCOUNTING
    The 1995 and 1996 Acquisitions have been recorded as purchases. The Partnership Interests have been presented on a consolidated basis as the Company has controlling interests in the partnerships. All significant intercompany balances and transactions have been eliminated in consolidation.

2.  ADJUSTMENTS FOR PRO FORMA CONDENSED CONSOLIDATED
    BALANCE SHEET
    The adjustments reflected in the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 are as follows:

(A)        INCREASE IN REAL ESTATE
           Purchase of the Partnership Interests..............................  $ 206,431
(B)        INCREASE IN CASH AND CASH EQUIVALENTS
           Net Offering proceeds:
           Proceeds of the Offering...........................................  $  26,950
           Costs of the Offering..............................................     (1,680)
                                                                                ---------
           Net Offering proceeds..............................................     25,270
           Less use of proceeds:
           Repayment of Credit Facility.......................................    (25,270)
           Other changes in cash and cash equivalents:
           Increase in cash and cash equivalents attributable to the
            consolidation of
              the Partnership Interests.......................................      9,717
                                                                                ---------
           Net change in cash and cash equivalents............................  $   9,717
                                                                                ---------
                                                                                ---------
(C)        INCREASE IN RESTRICTED CASH
           Increase in restricted cash attributable to the consolidation of
            the Partnership Interests.........................................  $   1,939
(D)        INCREASE IN REAL ESTATE HELD FOR SALE
           Purchase of real estate held for sale in connection with the
            purchase of the Partnership Interests.............................  $   6,359
(E)        INCREASE IN ACCOUNTS RECEIVABLE
           Increase in accounts receivable attributable to the consolidation
            of the Partnership Interests......................................  $     260
(F)        INCREASE IN DEFERRED FINANCING COSTS
           Increase in deferred financing costs attributable to the
            consolidation of the Partnership Interests........................  $   1,927
(G)        INCREASE IN NOTES RECEIVABLE FROM AFFILIATES
           Interest-bearing loan made to certain of the English limited
            partnerships, net of amount eliminated in consolidation...........  $   6,152
(H)        INCREASE IN INVESTMENT IN OTHER PARTNERSHIPS
           Purchase of general partnership interests in the English limited
            partnerships......................................................  $   8,919
(I)        INCREASE IN OTHER ASSETS
           Increase in other assets attributable to the consolidation of the
            Partnership Interests.............................................  $   7,822
(J)        INCREASE IN SECURED LONG-TERM NOTES PAYABLE
           Increase in secured long-term notes payable for indebtedness secured by properties owned by partnerships in which the Company purchased Partnership Interests...................................  $ 152,674

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          NOTES TO PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.  ADJUSTMENTS FOR PRO FORMA CONDENSED CONSOLIDATED
    BALANCE SHEET (CONTINUED)

(K)        INCREASE IN SECURED SHORT-TERM FINANCING, NET
           Borrowings of short-term financing to purchase the Partnership
            Interests.........................................................  $  57,214
           Repayment on Credit Facility with proceeds of the Offering.........    (25,270)
                                                                                ---------
                                                                                $  31,944
                                                                                ---------
                                                                                ---------
(L)        INCREASE IN NOTES PAYABLE TO AFFILIATES
           Increase in notes payable attributable to the consolidation of the
            Partnership Interests.............................................  $   5,689
(M)        INCREASE IN ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES
           Increase in accounts payable, accrued and other liabilities
            attributable to the consolidation of the Partnership Interests....  $   7,547
(N)        INCREASE IN RESIDENT SECURITY DEPOSITS AND PREPAID RENTS
           Increase in resident security deposits and prepaid rents
            attributable to the consolidation of the Partnership Interests....  $   1,260
(O)        INCREASE IN MINORITY INTERESTS IN OTHER PARTNERSHIPS
           Increase in minority interests in connection with the purchase of
            the Partnership interests.........................................  $   8,350
(P)        INCREASE IN MINORITY INTERESTS IN OPERATING PARTNERSHIP
           OP Units issued in connection with the purchase of the Partnership
            Interests.........................................................  $  16,792
(Q)        INCREASE IN STOCKHOLDERS' EQUITY
           Par value of 1,100,000 shares of Common Stock issued in connection
            with the Offering.................................................  $      11
(R)        INCREASE IN ADDITIONAL PAID-IN CAPITAL
           Proceeds of the Offering in excess of par value of Common Stock issued............................................................  $  26,939
           Costs of the Offering..............................................     (1,680)
                                                                                ---------
           Net Offering proceeds..............................................  $  25,259
                                                                                ---------
                                                                                ---------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          NOTES TO PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  ADJUSTMENTS FOR PRO FORMA CONDENSED
    CONSOLIDATED STATEMENTS OF OPERATIONS
    The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1996 and 1995 and the year ended December 31, 1995 are as follows:

                                                                SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,
                                                                    1996           1995           1995
                                                                -------------  -------------  ------------
(S)        RENTAL PROPERTY OPERATIONS
           Additions to reflect the historical operations for
            the Partnership Interests, the 1995 and 1996
            Acquisitions and the Sold Properties for the
            period presented:
           Rental and other property revenues:
           Partnership Interests..............................   $    37,534    $    33,297    $   45,532
           1995 and 1996 Acquisitions.........................         2,376         15,291        19,847
           Sold Properties....................................        (3,363)        (4,051)       (5,448)
                                                                -------------  -------------  ------------
                                                                 $    36,547    $    44,537    $   59,931
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
           Property operating expenses:
           Partnership Interests..............................   $   (22,001)   $   (20,957)   $  (28,779)
           1995 and 1996 Acquisitions.........................          (652)        (6,014)       (7,936)
           Sold Properties....................................         1,874          2,509         3,318
                                                                -------------  -------------  ------------
                                                                 $   (20,779)   $   (24,462)   $  (33,397)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
           Owned property management expense:
           Partnership Interests..............................   $    (1,644)   $    (1,410)   $   (2,010)
           1995 and 1996 Acquisitions.........................           (57)          (521)         (712)
           Sold Properties....................................           128            173           230
                                                                -------------  -------------  ------------
                                                                 $    (1,573)   $    (1,758)   $   (2,492)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
           Depreciation:
           Partnership Interests..............................   $    (5,893)   $    (5,550)   $   (7,398)
           1995 and 1996 Acquisitions.........................          (522)        (3,196)       (4,334)
           Sold Properties....................................           447            519           702
                                                                -------------  -------------  ------------
                                                                 $    (5,968)   $    (8,227)   $  (11,030)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
(T)        SERVICE COMPANY BUSINESS
           Management fees and other income
           Increase in management fees and other
              income resulting from the purchase of a
              management company..............................   $       767    $     1,274    $    1,544
           Increase in management fees and other
              income resulting from the purchase of
              the Partnership Interests.......................         1,082          1,028         1,555
           Elimination of management fees earned
              by the Company on the 1995 and 1996
              Acquisitions....................................           (55)          (129)         (176)
                                                                -------------  -------------  ------------
                                                                 $     1,794    $     2,173    $    2,923
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          NOTES TO PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  ADJUSTMENTS FOR PRO FORMA CONDENSED
    CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)

                                                                SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,
                                                                    1996           1995           1995
                                                                -------------  -------------  ------------
           Management and other expenses
           Increase in management and other
              expenses resulting from the purchase
              of a management company.........................   $      (734)   $    (1,171)   $   (1,450)
           Increase in management and other
              expenses resulting from the purchase of
              the Partnership Interests.......................          (450)          (450)         (600)
                                                                -------------  -------------  ------------
                                                                 $    (1,184)   $    (1,621)   $   (2,050)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
           Amortization of management company goodwill
           Increase in amortization of management
              company goodwill in connection with the
              purchase of a management company................   $       (60)   $       (68)   $      (90)
           Increase in amortization of management
              company goodwill in connection with the
              purchase of the Partnership Interests...........           (53)           (53)          (71)
                                                                -------------  -------------  ------------
                                                                 $      (113)   $      (121)   $     (161)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
(U)        OTHER ASSETS DEPRECIATION AND AMORTIZATION
           Increase in amortization of management contract in
            connection with the purchase of the Partnership
            Interests.........................................   $      (335)          (335)         (446)
                                                                -------------  -------------  ------------
(V)        INTEREST EXPENSE
           Increase in interest expense resulting from
            borrowings in connection with the purchase of
            Partnership Interests.............................   $    (2,096)   $    (2,096)   $   (2,794)
           Increase in interest expense associated with
            mortgages assumed in the purchase of certain of
            the 1995 and 1996 Acquisitions....................           (35)        (1,144)       (2,752)
           Net decrease in interest expense resulting from the
            repayment of mortgages assumed in the purchase of
            certain of the 1995 and 1996 Acquisitions with
            borrowings on the Credit Facility and the paydown
            on the Credit Facility with proceeds from the sale
            of the four Sold Properties.......................           976             73            98
           Increase in interest expense attributable to the
            consolidation of the Partnership Interests........       (11,009)       (10,332)      (14,020)
                                                                -------------  -------------  ------------
                                                                 $   (12,164)   $   (13,499)   $  (19,468)
                                                                -------------  -------------  ------------
                                                                -------------  -------------  ------------
(W)        GAIN ON DISPOSITION OF PROPERTY
           Elimination of gain on disposition of Sold
            Properties........................................   $       (64)       --             --
(X)        MINORITY INTEREST IN OTHER PARTNERSHIPS

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          NOTES TO PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  ADJUSTMENTS FOR PRO FORMA CONDENSED
    CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)

                                                                SEPTEMBER 30,  SEPTEMBER 30,  DECEMBER 31,
                                                                    1996           1995           1995
                                                                -------------  -------------  ------------
           Increase in minority interest in other partnerships
            for interests owned by others in partnerships of
            which Partnership Interests were purchased by the
            Company...........................................   $     2,404    $     3,140    $    4,274
(Y)        MINORITY INTEREST IN OPERATING PARTNERSHIP
           Increase in minority interest for OP Units issued
            in connection with the purchase of the Partnership
            Interests and the 1995 and 1996 Acquisitions......   $      (312)   $    (1,513)   $   (1,276)
           Minority interest percentage for period............          22.1%          21.9%         22.1%

4.  OFFERING ADJUSTMENTS FOR PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS

(Z)        INTEREST EXPENSE
           Decrease in interest expense resulting
            from the repayment of the Credit
            Facility with proceeds from the
            Offering..............................   $   1,374    $   1,374    $   1,832
           MINORITY INTEREST IN OPERATING
(AA)        PARTNERSHIP
           Decrease in minority interest
            percentage resulting from the issuance
            of 1,100,000 shares of Common Stock in
            connection with the Offering..........   $    (139)   $    (104)   $    (189)
           Minority interest percentage for
            period................................        20.7%        20.6%        20.7%

                              EXHIBIT INDEX TO FORM 8-K

Exhibit
Number        Description
-------        -----------

23.1          Consent of Ernst & Young LLP